                                                                   EXHIBIT 10.10


                               CLOSING AGREEMENT

         This CLOSING AGREEMENT (the "Agreement") is made and entered into as of the 28 day of August, 1996, by and among the undersigned sole shareholders (the "Shareholders") of Amusement Co., Inc., a Delaware corporation ("ACI"), and Amusement Co. Partners, Inc., a Delaware corporation ("ACPI"); ACI; ACPI; Capital Trust Investments Limited, a British Virgin Island corporation (the "Noteholder"), the holder of a certain promissory note (the "Note") from National Entertainment Funding, L.P. and Delaware Limited Partnership ("NEF") in the principal amount of Three Million Dollars ($3,000,000); Capital Trust Developments Limited, a British Virgin Islands Corporation ("CTDL"), which is party to the Consulting Agreement with Mountasia Entertainment International, Inc., a Georgia corporation ("Purchaser") dated April 3, 1991 (the "Consulting Agreement"), and the Purchaser.

                              W I T N E S S E T H:

         WHEREAS, the Shareholders, the Noteholder and Purchaser entered into a Purchase and Sale Agreement dated as of April 3, 1996 (the "Purchase and Sale Agreement"), providing among other things, for (i) the conveyance by the Shareholders to Purchaser all of the issued and outstanding shares of capital stock of ACI and ACPI (collectively, the "Shares"); and (ii) the conveyance by the Noteholder to Purchaser of the Note; and

         WHEREAS, the Shareholders, the Noteholder and Purchaser entered into a Letter Agreement Concerning Closing contemporaneously with the Purchase and Sale Agreement (the "First Letter Agreement") by which the parties agreed to defer the closing under the Purchase and Sale Agreement until the Purchaser shall have obtained the consent of NationsBank, N.A. (South), the senior secured lender to NEF ("NationsBank") to the transactions contemplated by the Purchase and Sale Agreement;

         WHEREAS, the Shareholders, the Noteholder and Purchaser entered into a subsequent letter agreement dated April 19, 1996 (the "Second Letter Agreement") pursuant to which the parties agreed that the aforesaid consent of NationsBank would no longer be required if NationsBank sold its loans to Purchaser to a third party, such loans were repaid or such consent was otherwise not required, in which event the closing under the Purchase and Sale Agreement was agreed to occur as soon thereafter as possible and in any event no later than there business days after such event; and

         WHEREAS, pursuant to the Consulting Agreement, Purchaser engaged CTDL to provide certain consulting services to Purchaser and to compensate CTDL therefor by paying to CTDL a consulting fee in the amount of $833,333;

         NOW, THEREFORE, pursuant to the Purchase and Sale Agreement and the Consulting Agreement in consideration of the provisions thereof and the mutual covenants and agreements set forth therein, the parties hereto agree as follows:

         1.      ASSIGNMENT OF STOCK AND INDEBTEDNESS.

                 (a) In consideration of the Purchase Price (as such term and all other capitalized terms used but not defined herein are defined in the Purchase and Sale Agreement), the Shareholders hereby sell, transfer, assign, convey and deliver to Purchaser, all of the Shareholders' right, title and interest in and to the Shares, to have and to hold the same for Purchaser, its successors and assigns forever.

                 (b) In consideration of the Purchase Price, the Noteholder hereby sells, transfers, assigns, conveys and delivers to Purchaser, and Purchaser hereby assumes from the Noteholder, all of the Noteholder's right, title and interest in and to the Note, to have to hold the same for Purchaser, its successors and assigns forever.

                 (c) Each of the Shareholders and the Noteholder hereby constitutes and appoints Purchaser as its true and lawful attorney-in-fact with full power of substitution and in its name and stead or in the name of Purchaser or otherwise, by and on behalf and for the benefit of Purchaser, to demand and receive from time to time any and all of the rights and interests hereby sold, transferred, assigned, conveyed and delivered, and to give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of the Shareholders and the Noteholder or otherwise, for the benefit of Purchaser, all proceedings at law, in equity or otherwise, in order to collect, assert or enforce any claim, right or title of any kind in or to or arising from the rights and interests hereby sold, transferred, assigned, conveyed and delivered, and for the benefit of Purchaser to defend or compromise any and all actions, suits or proceedings in respect of the Shares and the Note assigned hereby and to do all such acts and things in relation thereto as Purchaser shall deem desirable; the Shareholders and the Noteholder hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by the Shareholders and the Noteholder in any manner or for any reason.

                 (d) In recognition of the delay in the closing under the Purchase and Sale Agreement from the dates contemplated by the Purchase and Sale Agreement, the First Letter Agreement and the Second Letter Agreement, Purchaser agrees that, notwithstanding the provisions of the First Letter Agreement, the Shareholders and the Noteholder shall not be deemed to have repeated as of the date hereof the representations and warranties set forth in the first sentence of Section 4.1, Section 4.5, Section 4.6, the first sentence of Section 5.1, Section 5.5 and Section 5.6 of the Purchase and Sale Agreement; provided, however, the Shareholders and the Noteholder do represent that they have no knowledge of any facts which would cause the representations in Sections 4.5 and 5.5 to be untrue if repeated.

         2. PAYMENT OF PURCHASE PRICE. In full satisfaction of the Purchase Price, the Shareholders and the Noteholder hereby acknowledge receipt of Purchaser's 9.1% Subordinated Convertible Debentures Due January 1, 2002 (each, a "Debenture") issued in the names of the Shareholders and the Noteholder in the respective denominations set forth on Exhibit B of the Purchase and Sale Agreement. Accordingly, the Shareholders and the Noteholder acknowledge and agree that the Purchase Price has been paid in full as of the date of this Agreement.

         3. PAYMENT OF COMPENSATION UNDER AND TERMINATION OF CONSULTING AGREEMENT. In full satisfaction of the compensation payable to it pursuant to the Consulting Agreement, CTDL hereby acknowledges receipt of a Debenture issued in the name of CTDL in the principal amount of eight hundred thirty-three thousand three hundred thirty-three dollars ($833,333). Immediately subsequent to the issuance and delivery of the aforesaid Debenture, Purchaser hereby terminates the Consulting Agreement pursuant to the provisions of Section 10 thereof, and CTDL accepts and agrees to such termination.

         4. PURCHASER REPRESENTATION. Purchaser represents that, simultaneously with the execution of this Agreement, Purchaser is closing the sale of $40,000,000.00 of Purchaser's common stock pursuant to an Amended and Restated Investment Agreement with MEI Holdings, L.P., and is executing and delivering a Consolidated, Amended and Restated Loan and Security Agreement by and among Purchaser and certain of its wholly owned subsidiaries as Borrowers and Foothill Capital Corporation as Lender by which the Lender will provide up to $20,000,000.00 in secured financing to the Borrowers, which under certain conditions could increase to $25,000,000 (such simultaneous transactions being referred to together as the "Refinancing Closings").

         5. BOOKS AND RECORDS. The Shareholders covenant and agree that they shall cause to be surrendered and delivered to Purchaser the minute books, stock books, ledgers and all other books and records of ACI and ACPI as soon as practical on or after the date of this Agreement.

         6. CONSENTS. Each of Purchaser, the Shareholders and the Noteholder hereby represent that all required consents to the Purchase and Sale Agreement and to this Agreement with respect to the performance of its obligations hereunder have been obtained or waived.

         7. REMOVAL AND REPLACEMENT OF OFFICERS AND DIRECTORS. Simultaneously with the consummation of the transactions contemplated hereby, Purchaser, ACI and ACPI hereby remove all of the officers and directors of ACI and ACPI in place immediately prior hereto. Purchaser, ACI and ACPI, as applicable, irrevocably release each of such persons from all damages, claims and liabilities, known or unknown, with respect to their service as officers and directors of ACI and ACPI.

         8. CERTAIN PAYMENTS. Each of the parties hereby acknowledges and agrees that none of the transactions effected pursuant hereto shall be deemed to have been concluded until and each of such transactions is expressly conditioned upon, (i) receipt by each of the Shareholders, the Noteholder and CTDL of the prepayment of interest required by Section 3(A) of the Debentures being issued and delivered to such person in accordance with Sections 2 or 3, as applicable, of this Agreement; (ii) receipt by Morgan, Lewis & Bockius, L.P., counsel to the Shareholders, the Noteholder, and CTDL of an amount equal to $24,000 in payment of their legal fees and expenses in connection with this transaction and the transactions contemplated by the Closing Agreement, dated the date hereof by and among Purchaser and Family Funn Entertainment, Inc. and Family Entertainment Funding, L.P.; and (iii) the completion of the Refinancing Closings and receipt by Purchaser of the amounts described in Section 4 above in respect thereof.

         9. ENFORCEABILITY. This Agreement shall be binding upon and enforceable against and shall inure to the benefit of the Shareholders, the Noteholder, CTDL and Purchaser and their respective successors and assigns.

         10. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws.

         11. COUNTERPARTS. This instrument may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


SHAREHOLDERS:                           PURCHASER:

CAPITAL TRUST MANAGEMENT LTD.           MOUNTASIA ENTERTAINMENT
OMAR S. BAHATEQ                         INTERNATIONAL, INC.
CLOVER HOLDINGS, LTD.
AL HUDA HOLDING LTD.                    By: /s/  L. Scott Demerau
DR. ANIS F. KASSIM                         -------------------------------------
SALEH M. AL-HAJAJ                       Name:  L. Scott Demerau
ABDULLAH AL ALI AL-MUSIM                     -----------------------------------
ALRAJA ESTABLISHMENT                    Title: Pres & CEO
TAREQ BIN SALEH                               ----------------------------------
SARAH INVESTMENTS
SHAKTI INVESTMENT HOLDINGS LTD.
TAMANCA ESTABLISHMENT
CAPITAL TRUST S. A.

By:  /s/ John P. Oswald
   ---------------------------------

   Attorney-In-Fact

                  [signatures continued on following page]





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
                  [signatures continued from previous page]

NOTEHOLDER:

CAPITAL TRUST INVESTMENTS LIMITED

By: /s/ John P. Oswald
   ---------------------------------
   John P. Oswald
   Attorney-In-Fact



CAPITAL TRUST DEVELOPMENTS LIMITED,
a British Virgin Islands Corporation


By: /s/ John P. Oswald
   ---------------------------------
Name:   John P. Oswald
     -------------------------------
Title:  Attorney - In - Fact
      ------------------------------


AMUSEMENT CO. PARTNERS, INC.


By: /s/ John P. Oswald
   ---------------------------------
        John P. Oswald, President


AMUSEMENT CO., INC.


By: /s/ John P. Oswald
   ---------------------------------
        John P. Oswald, President

                                   EXHIBIT A
                             TERMINATION AGREEMENT

         This TERMINATION AGREEMENT (the "Agreement") is entered into this ____ day of August, 1996, by and among National Entertainment Funding, L.P., a Delaware limited partnership ("NEF"); Amusement Co., Inc., a Delaware corporation ("ACI"); Amusement Co. Partners, Inc., a Delaware corporation ("ACPI"); Family Funn Entertainment Inc., a Florida corporation ("FFE"); Family Entertainment Funding, L.P., a Georgia limited partnership ("FEF"); Leisure Funn, Inc., a Florida corporation ("LFI"); Mountasia Entertainment International, a Georgia corporation ("MEI"); and Londott Investments, Ltd., a Canadian corporation ("Londott") (collectively, the "Parties").

                              W I T N E S S E T H:

         WHEREAS, the Parties are also all of the parties to that certain "National Entertainment Funding, L.P. Formation Agreement" dated June 30, 1994 (the "Formation Agreement"); and

         WHEREAS, FFE, FEF and LFI have sold their respective general and limited partnership interests in NEF to MEI pursuant to Purchase and Sale Agreements dated April 3, 1996 and ACI and ACPI have sold all of their respective capital stock to MEI pursuant to a Purchase and Sale Agreement dated April 3, 1996; and

         WHEREAS, ACI, ACPI and MEI, being the sole remaining holders of general and limited partnership interests in NEF, desire to dissolve NEF in accordance with Delaware law and pursuant to a Dissolution Agreement to be executed contemporaneously herewith; and

         WHEREAS, the Parties therefore desire to terminate any and all of their remaining rights and obligations under the Formation Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, do hereby agree that the Formation Agreement shall be terminated, and that none of the Parties shall have any further rights or obligations arising solely therefrom.





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
         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.



AMUSEMENT CO., INC.                     AMUSEMENT CO. PARTNERS, INC.


By:                                     By:
   ---------------------------------       -------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------



FAMILY ENTERTAINMENT                    FAMILY FUNN ENTERTAINMENT, INC.
 FUNDING, L.P.
By: Family Funn Entertainment, Inc.
    Its General Partner

    By:                                 By:
       -----------------------------       -------------------------------------
    Name:                               Name:
         ---------------------------         -----------------------------------
    Title:                              Title:
          --------------------------          ----------------------------------



LEISURE FUNN, INC.                      MOUNTASIA ENTERTAINMENT INTERNATIONAL,
                                        INC.


By:                                     By:
   ---------------------------------       -------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------




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
NATIONAL ENTERTAINMENT                  LONDOTT INVESTMENTS, LTD.
 FUNDING, L.P.
By: Amusement Co., Inc.
    Its General Partner


    By:                                 By:
       -----------------------------       -------------------------------------
    Name:                               Name:
         ---------------------------         -----------------------------------
    Title:                              Title:
          --------------------------          ----------------------------------


By: Amusement Co. Partners, Inc.
    Its Limited Partner

    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------


By: Mountasia Entertainment
    International, Inc.
    Its General and Limited Partner


    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------




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